                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): May 24, 1995



                           MAJOR REALTY CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)





                                   Delaware
                ----------------------------------------------
                (State or other jurisdiction of incorporation)





            0-1748                                        59-0898509
   ------------------------                   ----------------------------------
   (Commission File Number)                    (IRS Employer Identification No.)




5728 Major Boulevard, Suite 306, Orlando, Florida        32819
- ------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code:   (407)351-1111
                                                      -------------

ITEM 5.    OTHER EVENTS

         As disclosed in its quarterly report on Form 10-Q for the quarter ended March 31, 1995, the Company's capital and surplus at such date was less than the $1,000,000 required for continued listing on The Nasdaq SmallCap Market. The Company was notified by Nasdaq that it would not be subject to delisting provided that the Company came into compliance on or before June 8, 1995, and provided further that documentation of the Company's return to compliance in the form of an SEC filed report was provided to the Nasdaq Stock Market on or before such date.

         Based upon the filing of this Form 8-K demonstrating that the Company currently meets all listing criteria, management anticipates that its listing on The Nasdaq SmallCap Market will continue without interruption.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

                 (b)      Pro Forma Financial Information

                 The following unaudited condensed consolidated balance sheet and income statement give effect to the sale of a 6.08 acre tract of vacant commercial land in Orlando, Florida to Bara Vineland, Inc., which closed on May 5, 1995.

                 The pro forma adjustments reflect the sales transaction as if it had been completed as of April 30, 1995.

                 The pro forma data should be read in conjunction with the historical financial statements of the Company which have been filed previously with the Securities and Exchange Commission.

                   MAJOR REALTY CORPORATION AND SUBSIDIARIES
                 PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  (Unaudited)

                                 (in thousands)

                                                              April 30,           Pro Forma
                                                                1995             Adjustments         Pro Forma
                                                            --------------       -----------         ---------
                                                                  (A)                (B)
                                            ASSETS

Cash and cash equivalents                                      $        82       $       280      $       362
Restricted cash                                                        511                 -              511
Mortgage note receivable                                             2,750             1,310            4,060
Land held for sale or development                                    7,127              (561)           6,566
Land under lease                                                       171                 -              171
Other assets                                                           566                (8)             558
                                                               -----------       -----------      -----------
                                                               $    11,207       $     1,021      $    12,228
                                                               ===========       ===========      ===========


                               LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable - trade                                       $       182       $         -      $       182
Accrued expenses                                                     1,032               (16)           1,016
Deferred income                                                         50               (50)               -
Mortgage notes payable                                               9,333              (283)           9,050
Deferred income taxes                                                  139                 -              139
                                                               -----------       -----------      -----------
                                                                    10,736              (349)          10,387
                                                               -----------       -----------      -----------



Stockholders' equity:
  Series A Junior participating preferred stock -
    $1.00 par value; authorized, 80,000 shares,
    none outstanding                                                     -                 -                -
  Common stock - $.01 par value; authorized,
    12,000,000 shares; issued and outstanding,
     6,893,378 shares                                                   69                 -               69
Capital in excess of par value                                       7,822                 -            7,822
Accumulated deficit                                                 (7,420)            1,370           (6,050)
                                                               -----------       -----------      -----------

    Total stockholders' equity                                         471             1,370            1,841
                                                               -----------       -----------      -----------

                  TOTAL                                        $    11,207       $     1,021      $    12,228
                                                               ===========       ===========      ===========


(a) Unaudited condensed consolidated balance of Major Realty Corporation as of April 30, 1995.

(b) Pro forma adjustments to give effect to the sale of a 6.08 acres of commercial land to Bara Vineland, Inc. which closed on May 5, 1995.

                   MAJOR REALTY CORPORATION AND SUBSIDIARIES
             PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                  (unaudited)

                     (in thousands; except per share data)

                                                               April 30,         Pro Forma
                                                                 1995           Adjustments        Pro Forma
                                                             -------------      -----------        ---------
                                                                   (A)              (B)
Revenues:
    Sales of real estate                                       $         -       $     2,010       $    2,010
    Lease income                                                        53                 -               53
    Interest income                                                     87                 -               87
    Other income                                                         8                 -                8
                                                               -----------       -----------       ----------

         Total revenues                                                148             2,010            2,158
                                                               -----------       -----------       ----------

Costs and Expenses:
    Cost of real estate sold:
         Improved and unimproved land                                    -               561              561
         Commissions & other expenses                                    -                79               79
    Selling, general and administrative                                363                 -              363
    Interest cost                                                      417                 -              417
                                                               -----------       -----------       ----------

         Total costs and expenses                                      780               640            1,420
                                                               -----------       -----------       ----------




Income before provision for income taxes                              (632)            1,370              738
Provision for income taxes                                               -                 -                -
                                                               -----------       -----------       ----------

    Net income                                                 $      (632)      $     1,370       $      738
                                                               ===========       ===========       ==========

Net income per common share                                    $       .09       $       .20       $      .11
                                                               ===========       ===========       ==========

 Average number of
   common and common
   equivalent shares outstanding                                     6,893             6,893            6,893
                                                               ===========       ===========       ==========




(a) Unaudited condensed consolidated balance of Major Realty Corporation as of April 30, 1995.

(b) Pro forma adjustments to give effect to the sale of a 6.08 acres of commercial land to Bara Vineland, Inc. which closed on May 5, 1995.

                                   SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, Major Realty Corporation, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      MAJOR REALTY CORPORATION




                                      By:   /s/ David L. Treadwell
                                            ------------------------------------
                                            David L. Treadwell
                                            Chairman & CEO


June 8, 1995